UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report: May 11, 2010
(Date of earliest event reported)

E*TRADE Financial Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 East 57th Street, New York, New York 10022
(Address of Principal Executive Offices and Zip Code)

(646) 521-4300
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 13, 2010, stockholders of E*TRADE Financial Corporation (the “Company”) approved amendments to the Company’s 2005 Equity Incentive Plan (the “2005 Plan”), increasing the number of shares authorized under the 2005 Plan by 125 million shares, subject to adjustment to 12.5 million shares following the implementation of the 1-for-10 reverse stock split, and making certain other changes to the 2005 Plan as described in the Company’s definitive proxy statement filed on April 12, 2010 with the SEC.

The amended 2005 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 12, 2010, the Board of Directors of the Company approved Amended and Restated Bylaws.  The Amended and Restated Bylaws update the officer titles of the Company and incorporate amendments previously approved by the Board in May 2008 and June 2009.

The text of the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on May 13, 2010, stockholders considered and approved four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on April 12, 2010 for the Annual Meeting of Stockholders.

The vote results detailed below represent the final results as certified by the Inspector of Elections:

Proposal 1

Election of four Class II directors for a term that will end at the Company’s Annual Meeting of Stockholders in 2013 and one Class I director for a term that will end at the Company’s Annual Meeting of Stockholders in 2011.

Director / Class	For	Against	Abstain	Broker Non-Vote
Ronald D. Fisher (Class II)	882,378,933	145,103,929	4,867,392	498,029,092
Steven J. Freiberg (Class II)	1,012,362,621	15,145,610	4,482,023	498,029,092
Kenneth C. Griffin (Class II)	1,001,923,506	25,712,506	4,714,242	498,029,092
Donna L. Weaver (Class II)	1,010,484,168	15,480,538	6,385,548	498,029,092
Joseph M. Velli (Class I)	1,011,163,167	16,009,414	5,177,673	498,029,092

Proposal 2

Authorization for the Board of Directors to file an Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of Common Stock of the Company, at a specified ratio of 1-for-10.

For	Against	Abstain	Broker Non-Vote
1,440,880,462	86,276,733	3,222,151	-

Proposal 3

Approval of changes to the Company’s 2005 Equity Incentive Plan, including increasing share authorization by 125 million shares, subject to adjustment to 12.5 million shares following the implementation of the 1-for-10 reverse stock split.

For	Against	Abstain	Broker Non-Vote
863,621,722	165,748,584	2,979,948	498,029,092

Proposal 4

Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for 2010

For	Against	Abstain	Broker Non-Vote
1,508,655,050	14,256,545	7,467,751	-

The Company press release related to the foregoing events is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01   Other Events.

The Company also reported that on May 11, 2010 in an action captioned Freudenberg v. E*TRADE Financial Corporation, et al., pending in the United States District Court for the Southern District of New York, the Court denied the initial motion to dismiss brought by the Company and the individual defendants.  The Company continues to believe that all the claims asserted in the lawsuit are without merit and will vigorously defend against them.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of E*TRADE Financial Corporation, effective May 12, 2010

10.1	Amended 2005 Equity Incentive Plan of E*TRADE Financial Corporation, effective May 13, 2010

99.1	Press release, dated May 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION
Date:	May 14, 2010	By:	/s/ Karl A. Roessner
			Name:	Karl A. Roessner
			Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of E*TRADE Financial Corporation, effective May 12, 2010

10.1	Amended 2005 Equity Incentive Plan of E*TRADE Financial Corporation, effective May 13, 2010

99.1	Press release, dated May 13, 2010